Filed Pursuant to Rule 497(e)
Registration No. 33-61254
GABELLI CAPITAL SERIES FUNDS, INC.
(the “Company”)
Gabelli Capital Asset Fund
(the “Fund”)
Supplement dated June 29, 2011
to the Prospectus dated April 29, 2011
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Fund, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the Prospectus to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G.distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the Prospectus for contacting the Fund have not changed.